UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
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Oculus Innovative Sciences, Inc.
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Oculus Innovative Sciences, Inc.
1129 N. McDowell Blvd.
Petaluma, California 94954
(707) 782-0792

July 29, 2009

Dear Stockholder:

You are cordially invited to attend the 2009 Annual Meeting of Stockholders of Oculus Innovative Sciences, Inc. The meeting will be held at 10 a.m., Eastern Daylight Time, on Thursday, September 10, 2009, at the offices of Marcum LLP, 655 Third Avenue 16th Floor New York, New York 10017.

The formal notice of the Annual Meeting and the Proxy Statement has been made a part of this invitation.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. After reading the Proxy Statement, please promptly vote and submit your proxy by dating, signing and returning the enclosed proxy card in the enclosed postage-prepaid envelope. Your shares cannot be voted unless you submit your proxy or attend the Annual Meeting in person.

We have also enclosed a copy of our 2009 Annual Report.

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting To Be Held on September 10, 2009 — Oculus’ 2009 Proxy Statement, Form 10-K and Annual Report for 2008 are available at http://ir.oculusis.com/annuals.cfm/. These documents are also available by contacting Oculus by email at mhayashi@oculusis.com.

The board of directors and management look forward to seeing you at the meeting.

Sincerely,

Hojabr Alimi
Chairman of the Board and Chief Executive Officer

Oculus Innovative Sciences, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Thursday, September 10, 2009

To our Stockholders:

Oculus Innovative Sciences, Inc. will hold its Annual Meeting of Stockholders at 10 a.m., Eastern Daylight Time, on Thursday, September 10, 2009, at the offices of Marcum LLP, 655 Third Avenue 16th Floor New York, New York 10017.

We are holding this Annual Meeting to:

1. elect two Class I directors, nominated by the board of directors, to serve until the 2012 Annual Meeting or until their successors are duly elected and qualified;

2. approve the Company’s Amended and Restated 2006 Stock Incentive Plan, pursuant to which an additional 1,000,000 shares of the Company’s common stock would be available for issuance;

3. ratify the appointment of Marcum LLP as our independent registered public accounting firm; and

4. transact such other business as may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.

Proposal No. 1 relates solely to the election of two Class I directors nominated by the board of directors of the Company and does not include any other matters relating to the election of directors, including without limitation, the election of directors nominated by any stockholder of the Company.

Stockholders of record at the close of business on July 29, 2009, are entitled to notice of and to vote at this meeting and any adjournments or postponements of the Annual Meeting. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available at the Secretary’s office, 1129 N. McDowell Blvd., Petaluma, California 94954.

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting To Be Held on Thursday, September 10, 2009: Oculus’ 2009 Proxy Statement, Form 10-K and Annual Report for 2008 are available at http://ir.oculusis.com/annuals.cfm/. These documents are also available by contacting Oculus by email at mhayashi@oculusis.com.

It is important that your shares be represented at this meeting. Even if you plan to attend the meeting, we hope that you will promptly vote and submit your proxy by dating, signing and returning the enclosed proxy card. This will not limit your rights to attend or vote at the meeting.

By Order of the Board of Directors

Jim Schutz
Vice President, General Counsel,
Corporate Secretary and Director

Petaluma, California
July 29, 2009

Oculus Innovative Sciences, Inc.
1129 N. McDowell Blvd.
Petaluma, California 94954

PROXY STATEMENT

Information Concerning Voting and Solicitation

This Proxy Statement is being furnished to you in connection with the solicitation by the board of directors of Oculus Innovative Sciences, Inc., a Delaware corporation (“we,” “us,” “Oculus” or the “Company”), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of the Company to be held at the offices of Marcum LLP, 655 Third Avenue 16th Floor New York, New York 10017, on Thursday, September 10, 2009, at 10 a.m., Eastern Daylight Time, and any postponement or adjournment thereof (the “Annual Meeting”).

This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about August 5, 2009.

Questions and Answers About
the Proxy Materials and the Annual Meeting

What proposals will be voted on at the Annual Meeting?

Three proposals will be voted on at the Annual Meeting:

•	The election of directors;

•	The amendment to the Company’s Amended and Restated 2006 Stock Incentive Plan, pursuant to which an additional 1,000,000 shares of the Company’s common stock would be available for issuance; and

•	The ratification of the appointment of the independent registered public accounting firm for fiscal year ending March 31, 2010.

What are the board’s recommendations?

Our board recommends that you vote:

•	“FOR” election of each of the nominated directors;

•	“FOR” the amendment to the Company’s Amended and Restated 2006 Stock Incentive Plan;

•	“FOR” ratification of the appointment of the independent registered public accounting firm for fiscal year ending March 31, 2010.

Will there be any other items of business on the agenda?

We do not expect any other items of business because the deadline for stockholder proposals and nominations has already passed. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the meeting. Those persons intend to vote that proxy in accordance with their best judgment.

Who is entitled to vote?

Stockholders of record at the close of business on July 29, 2009 (the “Record Date”) may vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of the Company’s common stock held as of the Record Date.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record.  If your shares are registered directly in your name with Oculus’ transfer agent, BNY Mellon Shareholder Services, you are considered, with respect to those shares, the stockholder of record. The Proxy Statement, Annual Report and proxy card have been sent directly to you by Oculus.

Beneficial Owner.  If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name. The Proxy Statement and Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction form included in the mailing.

How do I vote?

You may vote using any of the following methods:

•	By Mail — Sign and date each proxy card you receive and return it in the prepaid envelope. Sign your name exactly as it appears on the proxy. If you return your signed proxy but do not indicate your voting preferences, your shares will be voted on your behalf “FOR” the election of the nominated directors, “FOR” the approval of the amendment to the 2006 Stock Incentive Plan, and “FOR” the ratification of the independent registered public accounting firm for fiscal year 2009. Stockholders of record may vote by mail or in person at the Annual Meeting.

•	By Telephone or the Internet — If you are a beneficial owner, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Telephone and Internet voting will be offered to stockholders owning shares through most banks and brokers. Follow the instructions located on your voting instruction form. Please be aware that if you vote over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

If you vote by telephone or via the Internet you do not need to return your voting instruction form to your bank or broker.

•	In Person at the Annual Meeting — Shares held in your name as the stockholder of record may be voted at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or the Internet so that your vote will be counted if you later decide not to attend the meeting.

Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you submitted your proxy by mail, you must file with the Secretary of the Company a written notice of revocation or deliver, prior to the vote at the Annual Meeting, a valid, later-dated proxy. If you submitted your proxy by telephone or the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the Annual Meeting.

How are votes counted?

In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For the other items of business, you may vote “FOR,” vote “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.” If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction form with no further instructions, your shares will be voted in accordance with the recommendations of the board (“FOR” all of the nominees to the board, “FOR” the amendment to the 2006 Stock Incentive Plan and “FOR” ratification of the independent registered public accounting firm and in the discretion of the proxy holders on any other matters that properly come before the meeting).

What vote is required to approve each item?

In the election of directors, the two persons receiving the highest number of “FOR” votes at the Annual Meeting will be elected. All other proposals require the affirmative “FOR” vote of a majority of the shares present and voting at the Annual Meeting in person or by proxy. All other proposals require the affirmative “FOR” vote of a majority of the shares present and voting at the Annual Meeting in person or by proxy. If you hold shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained. Abstentions have the same effect as votes against the matter.

Is cumulative voting permitted for the election of directors?

Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of shares he or she owns for a single director candidate.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of common stock outstanding on the Record Date will constitute a quorum. As of the close of business on the Record Date, there were 20,582,342 shares of our common stock outstanding. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

How are proxies solicited?

Our employees, officers and directors may solicit proxies. We will bear the cost of soliciting proxies and will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of common stock.

IMPORTANT

Please promptly vote and submit your proxy by signing, dating and returning the enclosed proxy card in the postage-prepaid return envelope so that your shares can be voted. This will not limit your rights to attend or vote at the Annual Meeting.

Proposal 1

Election of Directors

Directors and Nominees

At our 2008 Annual Meeting of Stockholders, our stockholders approved an amendment to our Restated Certificate of Incorporation, which amendment provided that directors be classified into three classes, as nearly equal in number as possible, with each class serving for a staggered three-year term. Our Board currently consists of seven directors. Our current Class I directors are Robert Burlingame and Jim Schutz. Our current Class II directors are Gregg Alton and Jay Birnbaum. Our current Class III directors are Hojabar Alimi, Richard Conley and Gregory French. The terms of office of our Class II and Class III directors will expire at the Annual Meetings of Stockholders to be held in 2010 and 2011, respectively, upon the election and qualification of their successors, and the terms of office of our Class II directors will expire at the Annual Meeting.

The Nominating and Corporate Governance Committee of the board of directors has recommended, and the board of directors has nominated, Messrs. Burlingame and Schutz who are current Class I directors, for election at the Annual Meeting to serve until the 2012 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Each of Messrs. Burlingame and Schutz has agreed to stand for election at the Annual Meeting as Class I directors. However, if for any reason any nominee should be unable or unwilling to serve, the proxies will be voted for any nominee designated to fill the vacancy by your board of directors, taking into account the recommendations of the Nominating and Corporate Governance Committee.

Directors and Nominees

Set forth below is certain information with respect to our directors, including their class and term of office, their ages as of July 29, 2009 and their committee membership. The class and term of office of each director is also set forth below. This information has been provided by each director at the request of the Company. None of the directors is related to each other or any executive officer of the Company.

Name	Age	Position With the Company	Director Since

Hojabr Alimi	48	Chairman of the Board, Chief Executive Officer and Class III Director	1999
Jim Schutz	46	Vice President, General Counsel, Corporate Secretary and Class I Director	2004
Gregg Alton(1)(3)	43	Class II Director	2008
Jay Birnbaum(1)	64	Class II Director	2007
Robert Burlingame	75	Class I Director	2006
Richard Conley(1)(2)(3)	59	Class III Director	1999
Gregory French(2)(3)	48	Class III Director	2000

(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee

(3)	Member of the Nominating and Corporate Governance Committee

Hojabr Alimi, one of our founders, has served as our Chief Executive Officer, President and director since 1999 and was appointed as Chairman of the board of directors in June 2006. Prior to co-founding our company with his spouse in 1999, Mr. Alimi was a Corporate Microbiologist for Arterial Vascular Engineering. Mr. Alimi received a B.A. in biology from Sonoma State University.

Jim Schutz has served as our Vice President and General Counsel since August 2003, as a director since May 2004 and Corporate Secretary since June 2006. From August 2001 to August 2003, Mr. Schutz served as General Counsel at Jomed (formerly EndoSonic Corp.), an international medical device company. From 1999 to July 2001, Mr. Schutz served as in-house counsel at Urban Media Communications Corporation, an Internet/telecom company based in Palo Alto, California. Mr. Schutz received a B.A. in economics from the University of California, San Diego and a J.D. from the University of San Francisco School of Law.

Gregg H. Alton has served as a director since January 2008. Mr. Alton has served as the Senior Vice President and Secretary of Gilead Sciences Inc., a biopharmaceutical company engaged in the discovery, development, and commercialization of therapeutics for the treatment of life-threatening infectious diseases, since 1999. Prior to joining Gilead, Mr. Alton was an attorney at the law firm of Cooley Godward, LLP, where he specialized in mergers and acquisitions, corporate partnerships and corporate finance transactions for healthcare and information technology companies. In addition to his corporate responsibilities, Mr. Alton is a board member and treasurer of the AIDS Healthcare Foundation and a board member of BayBio, a life sciences industry organization in the San Francisco Bay Area.

Jay Birnbaum has served as a director since April 2007. Dr. Birnbaum is a pharmacologist and, prior to his current role as a consultant to pharmaceutical companies, he served as Vice President of Global Project

Management at Novartis/Sandoz Pharmaceuticals Corporation, where he had responsibility for strategic planning and development of the company’s dermatology portfolio. Dr. Birnbaum is a co-founder of Kythera Biopharmaceuticals, a company developing products in aesthetic and restorative dermatology, as well as a member of the scientific advisory boards of NanoBio Corporation and NexMed, Inc. He received a Ph.D. in pharmacology from the University of Wisconsin and a B.S. in biology from Trinity College in Connecticut.

Robert Burlingame has served as a director since November 2006. Mr. Burlingame is the Chief Executive Officer and Chairman of the Board of Burlingame Industries, Inc., a manufacturer of automated equipment specializing in the concrete rooftile industry, which he founded in 1969. He has held various senior management positions at several rooftile companies, including California Tile and Lifetile Corporation. Mr. Burlingame received a B.S. in business from Michigan State University and was a pilot in the U.S. Navy.

Richard Conley has served as a director since 1999, and served as our Secretary from July 2002 to June 2006. Since April 2001, Mr. Conley has served as Executive Vice President and Chief Operating Officer at Don Sebastiani & Sons International Wine Negociants, a branded wine marketing company. From 1994 to March 2001, he served as Senior Vice President and Chief Operating Officer at Sebastiani Vineyards, a California wine producer, where he was originally hired as Chief Financial Officer in 1994. Mr. Conley received a B.S. in finance and accounting from Western Carolina University and an M.B.A. from St. Mary’s University.

Gregory French has served as a director since 2000.  Mr. French is owner and Chairman of the Board of G&C Enterprises LLC, a real estate and investment company, which he founded in 1999. He held various engineering and senior management positions at several medical device companies, including Advanced Cardiovascular Systems, Peripheral Systems Group and Arterial Vascular Engineering. Mr. French received a B.S.I.E. from the California State Polytechnic University, San Luis Obispo.

Required Vote

With regard to the election of directors, votes may be cast “FOR” or “WITHHOLD.” Provided that a quorum is present, the affirmative vote by the holders of a plurality of the shares of common stock present and voting at the Annual Meeting is required to elect each of the nominees for director. Each share of common stock that is represented, in person or by proxy, at the Annual Meeting will be accorded one vote on each nominee for director. Thus, assuming a quorum is present at the Annual Meeting, the three nominees who receive the most affirmative votes will be elected as Class II directors. For purposes of this vote, abstentions and “broker non-votes” will, in effect, not be counted.

Your board of directors recommends a vote FOR the election of the nominees set forth above as directors of Oculus.

Director Independence

As of July 29, 2009, our board of directors has determined that Gregg Alton, Jay Birnbaum, Richard Conley and Gregory French are “independent directors” as defined under the standards of independence set forth in the NASDAQ Marketplace Rules and the rules under the Securities Exchange Act of 1934.

Board Meetings

Our board of directors held 12 meetings in fiscal year 2009 and, in addition, took action from time to time by unanimous written consent. Each director attended at least 75% of the aggregate number of meetings of the board of directors held during the period for which such director served on our board of directors and of the committees on which such director served. In 2006, the independent directors began to meet in regularly scheduled executive sessions at in-person meetings of the board of directors without the participation of the Chief Executive Officer or the other members of management. We do not have a policy that requires the attendance of directors at the Annual Meeting. All of our board members attended our 2008 Annual Meeting.

Committees of the Board of Directors

Our board of directors has appointed an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and an Acquisition and Strategy Committee. The board of directors has determined that each director who serves on these committees is “independent,” as that term is defined by applicable listing standards of the NASDAQ Global Market and rules of the SEC. The board of directors has adopted written charters for each of its committees. Copies of these charters are available on the investor section of our website (www.oculusis.com). In addition to the number of meetings referenced below, the committees also took actions by unanimous written consent.

Audit Committee

Number of Members:	3
Current Members:	Richard Conley (Chair and Audit Committee Financial Expert) Gregg H. Alton Jay Birnbaum
Number of Meetings in fiscal year 2009:	5
Functions:	The Audit Committee provides assistance to the board of directors in fulfilling its oversight responsibilities relating to the Company’s financial statements, system of internal control over financial reporting, and auditing, accounting and financial reporting processes. Other specific duties and responsibilities of the Audit Committee are to appoint, compensate, evaluate and, when appropriate, replace the Company’s independent registered public accounting firm; review and pre-approve audit and permissible non-audit services; review the scope of the annual audit; monitor the independent registered public accounting firm’s relationship with the Company; and meet with the independent registered public accounting firm and management to discuss and review the Company’s financial statements, internal control over financial reporting, and auditing, accounting and financial reporting processes.

Compensation Committee

Number of Members:	2
Current Members:	Gregory French (Chair) Richard Conley
Number of Meetings in fiscal year 2009:	6
Functions:	The Compensation Committee’s primary functions are to assist the board of directors in meeting its responsibilities in regard to oversight and determination of executive compensation and to review and make recommendations with respect to major compensation plans, policies and programs of the Company. Other specific duties and responsibilities of the Compensation Committee are to review and approve goals and objectives relevant to the recommendations for approval by the independent members of the board of directors regarding compensation of our Chief Executive Officer and other executive officers, establish and approve compensation levels for our CEO and other executive officers, and to administer our stock plans and other equity-based compensation plans.

Nominating and Corporate Governance Committee

Number of Members:	3
Current Members:	Gregg Alton (Chair) Gregory French Richard Conley
Number of Meetings in fiscal year 2009:	4
Functions:	The Nominating and Corporate Governance Committee’s primary functions are to identify qualified individuals to become members of the board of directors, determine the composition of the board and its committees, and monitor a process to assess board effectiveness. Other specific duties and responsibilities of the Nominating and Corporate Governance Committee are to recommend nominees to fill vacancies on the board of directors, review and make recommendations to the board of directors with respect to candidates for director proposed by stockholders, and review on an annual basis the functioning and effectiveness of the board and its committees.

Acquisition and Strategy Committee

Number of Members:	3
Current Members:	Richard Conley (Chair) Hojabr Alimi Jim Schutz
Number of Meetings in fiscal year 2009:	The Acquisition and Strategy Committee was created by the board of directors on June 25, 2009 and, therefore, did not hold any meetings in fiscal year 2009.
Functions:	The Acquisition and Strategy Committee’s primary functions are to review the Company’s strategic direction and, when and if they arise, review potential mergers, acquisitions or dispositions of material assets or a material portion of any business and report its conclusions to the board of directors, as appropriate. The Acquisition and Strategy Committee will also meet with executive officers of the Company as are appropriate to review potential issues.

Director Nominations

The board of directors nominates directors for election at each annual meeting of stockholders and elects new directors to fill vacancies when they arise. The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the board of directors for nomination or election.

One of the board of directors’ objectives is that its membership be composed of experienced and dedicated individuals with diversity of backgrounds, perspectives and skills. The Nominating and Corporate Governance Committee will select candidates for director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all stockholders. The Nominating and Corporate Governance Committee believes that nominees for director should have experience, such as experience in management or accounting and finance, or industry and technology knowledge that may be useful to Oculus and the board of directors, high personal and professional ethics, and the willingness and ability to devote sufficient time to carry out effectively their duties as directors. The Nominating and Corporate Governance Committee believes it appropriate for at least one, and, preferably, multiple, members of the board of directors to meet the criteria for an “audit committee financial expert” as defined by rules of the SEC, and for a majority of the members of the board of directors to meet the definition of “independent director” under the rules of the NASDAQ Global Market. The Nominating and Corporate Governance Committee also believes it appropriate for key members of our management to participate as members of the board of directors.

Prior to each annual meeting of stockholders, the Nominating and Corporate Governance Committee identifies nominees first by evaluating the current directors whose term will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the board of directors with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating and Corporate Governance Committee determines not to re-nominate the director, or a vacancy is created on the board of directors as a result of a resignation, an increase in the size of the board or other event, the Committee will consider various candidates for board membership, including those suggested by the Committee members, by other board of directors members, by any executive search firm engaged by the Committee or by stockholders. The Committee recommended all of the nominees for election included in this Proxy Statement.

A stockholder who wishes to suggest a prospective nominee for the board of directors should notify Oculus’ Secretary or any member of the Committee in writing with any supporting material the stockholder considers appropriate.

In addition, our Bylaws contain provisions addressing the process by which a stockholder may nominate an individual to stand for election to the board of directors at our annual meeting of stockholders. In order to nominate a candidate for director, a stockholder must give timely notice in writing to Oculus’ Secretary and otherwise comply with the provisions of our Bylaws. To be timely, our Bylaws provide that we must have received the stockholder’s notice not earlier than 90 days nor more than 120 days in advance of the one-year anniversary of the date the proxy statement was released to the stockholders in connection with the previous year’s annual meeting of stockholders; however, if we have not held an annual meeting in the previous year or the date of the annual meeting is changed by more than 30 days from the date contemplated at the time of the mailing of the prior year’s proxy statement, we must have received the stockholder’s notice not later than the close of business on the later of the 90th day prior to the annual meeting or the seventh day following the first public announcement of the annual meeting date. Information required by the Bylaws to be in the notice includes the name and contact information for the candidate and the person making the nomination and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act of 1934 and the related rules and regulations under that Section.

Stockholder nominations must be made in accordance with the procedures outlined in, and include the information required by, our Bylaws and must be addressed to: Secretary, Oculus Innovative Sciences, Inc., 1129 N. McDowell Blvd., Petaluma, California 94954. You can obtain a copy of our Bylaws by writing to the Secretary at this address.

Stockholder Communications with the Board of Directors

If you wish to communicate with the board of directors, you may send your communication in writing to: Secretary, Oculus Innovative Sciences, Inc., 1129 N. McDowell Blvd., Petaluma, California 94954. You must include your name and address in the written communication and indicate whether you are a stockholder of Oculus. The Secretary will review any communication received from a stockholder, and all material communications from stockholders will be forwarded to the appropriate director or directors or committee of the board of directors based on the subject matter.

Certain Relationships and Related Transactions

It is our policy that all employees, officers and directors must avoid any activity that is or has the appearance of conflicting with the interests of the Company. This policy is included in our Code of Business Conduct, and our board formally adopted Related Party Transaction Policy and Procedures in July 2007 for the approval of interested transactions with persons who are board members or nominees, executive officers, holders of 5% of our common stock, or family members of any of the foregoing. The Related Party Transaction Policy and Procedures are

administered by our Audit Committee. We conduct a review of all related party transactions for potential conflict of interest situations on an ongoing basis and all such transactions relating to executive officers and directors must be approved by the Audit Committee. The following details the Company’s transactions with related parties.

On November 7, 2006, we signed a loan agreement with Robert Burlingame, one of our directors, under which Mr. Burlingame advanced to us $4,000,000, and which accrues interest at an annual interest rate of 7%. All principal and interest was paid during fiscal year 2008.

On November 7, 2006, the Company entered into a consulting agreement with Mr. Robert Burlingame, one of our directors who also provided the Company with the $4,000,000 loan disclosed above. The director received warrants to purchase 75,000 shares of our common stock in connection with this agreement.

On October 1, 2005, the Company entered into a consulting agreement with White Moon Medical, Inc. and the agreement was automatically extended for one-year periods on each of October 1, 2006 and 2007. Akihisa Akao, a former member of the board of directors, is the sole stockholder of White Moon Medical, Inc. Under the terms of the agreement, Mr. Akao was compensated for services provided outside his normal board duties. The Company paid and recorded expense related to this agreement in the amount of $146,000 in the fiscal year ended March 31, 2008 and 2009, respectively.

On February 24, 2009, we entered into a Purchase Agreement with Robert Burlingame, one of our directors, and an accredited investor. Pursuant to the terms of the Purchase Agreement, the investors agreed to make a $3,000,000 investment in our Company. The investors paid $1,000,000 on February 24, 2009 and agreed to pay $2,000,000 no later than August 1, 2009. On June 1, 2009, the investors paid the remaining $2,000,000.

In exchange for this investment, we agree to issue to the investors a total of 2,564,103 shares of our common stock in two tranches, pro rata to the investment amounts paid by the investor on each date the investor provides funds.

In addition, we agree to issue to the investors Series A Warrants to purchase a total of 1,500,000 shares of common stock pro rata to the number of shares of common stock issued on each closing date at an exercise price of $1.87 per share. The Series A Warrants will be exercisable after six months and will have a five year term.

We also agree to issue to the investors Series B Warrants to purchase a total of 2,000,000 shares of common stock pro rata to the number of shares of common stock issued on each closing date at an exercise price of $1.13 per share. The Series B Warrants will be exercisable after six months and will have a three year term.

In addition, for every two shares of common stock the investors purchase upon exercise of a Series B Warrant, the investor will receive an additional Series C Warrant to purchase one share of common stock. The Series C Warrants will be exercisable after six months and will have an exercise price of $1.94 per share and a five year term. We will only be obligated to issue Series C Warrants to purchase up to 1,000,000 shares of common stock.

On April 1, 2009, we entered into a six month consulting agreement with Robert Burlingame, one of our directors, Pursuant to the agreement, Mr. Burlingame will provide us with sales and marketing expertise and services. In consideration of his services, we agreed to issue Mr. Burlingame 435,897 shares of our common stock.

2009 Director Compensation

The following table sets forth cash amounts and the value of other compensation paid to our outside directors for their service in fiscal year 2009:

Director Compensation Table for the Fiscal Year-Ended March 31, 2009(1)

	Fees Earned	Option		All Other
	or Paid in Cash	Awards(3)(9)		Compensation		Total
Name	($)	($)		($)		($)
(a)	(b)	(c)		(d)		(e)

Akihisa Akao(2)	12,500	12,568		85,169	(10)	110,237
Gregg Alton	17,500	75,471	(4)(11)	0		92,971
Jay Birnbaum	17,500	78,420	(5)(11)	0		95,920
Edward Brown(2)	17,500	12,568		0		30,068
Robert Burlingame	12,500	59,464	(6)(11)	0		71,964
Richard Conley	39,000	75,368	(7)(11)	0		114,368
Gregory French	19,500	66,534	(8)(11)	0		86,034

Notes

(1)	Directors who are also included in the Summary Compensation Table as named executive officers are not included in this table.

(2)	Messrs. Akao and Brown resigned as members of the board of directors effective June 13, 2008.

(3)	Represents the compensation expense related to outstanding options we recognized for the year ended March 31, 2009 under SFAS No. 123(R), “Share Based Payment”, (“SFAS 123(R)”), rather than amounts paid to or realized by the named individual and includes expenses we recognized in 2009 for option grants in prior periods. Compensation expense is determined by computing the fair value of each option on the grant date in accordance with SFAS 123(R) and recognizing that amount as expense ratably over the option vesting term. See Note 14 of Notes to our Consolidated Financial Statements for the assumptions made in determining SFAS 123(R) values. The SFAS 123(R) value of an option as of the grant date is spread over the number of months in which the option is subject to vesting and includes ratable amounts expensed for option grants in prior years. Options may not be exercised (in which case no value will be realized by the individual) and the value on exercise may not approximate the compensation expense we recognized.

(4)	On December 9, 2008, we granted Mr. Alton an option to purchase 25,000 shares of our common stock. The options were fully exercisable at the date of grant and expire on December 9, 2018. Mr. Alton received this grant in lieu of a cash payment.

(5)	On September 2, 2008, we granted Mr. Birnbaum an option to purchase 15,000 shares of our common stock. These options vest in equal monthly increments over the period of one year and expire on September 2, 2018. On December 9, 2008, we granted Mr. Birnbaum an option to purchase 25,000 shares of our common stock. The options were fully exercisable at the date of grant and expire on December 9, 2018. Mr. Birnbaum received this grant in lieu of a cash payment.

(6)	On September 2, 2008, we granted Mr. Burlingame an option to purchase 15,000 shares of our common stock. These options vest in equal monthly increments over the period of one year and expire on September 2, 2018. On December 9, 2008, we granted Mr. Burlingame an option to purchase 25,000 shares of our common stock. The options were fully exercisable at the date of grant and expire on December 9, 2018. Mr. Burlingame received this grant in lieu of a cash payment.

(7)	On September 2, 2008, we granted Mr. Conley an option to purchase 15,000 shares of our common stock. These options vest in equal monthly increments over the period of one year and expire on September 2, 2018. On March 10, 2009, we granted Mr. Conley an option to purchase 60,000 shares of our common stock. The options become exercisable as to 16.7% of the shares on the six month anniversary of the grant date with the remaining shares vesting monthly thereafter over the following 30 months. The options expire on March 10, 2019.

(8)	On September 2, 2008, we granted Mr. French an option to purchase 15,000 shares of our common stock. These options vest in equal monthly increments over the period of one year and expire on September 2, 2018. On December 9, 2008, Mr. French was granted an option to purchase 25,000 shares of our common stock. The options were fully exercisable at the date of grant and expire on December 9, 2018. Mr. French received this grant in lieu of a cash payment. On March 10, 2009, we granted Mr. French an option to purchase 60,000 shares of our common stock. The options become exercisable as to 16.7% of the shares on the six month anniversary of the grant date with the remaining shares vesting monthly thereafter over the following 30 months. The options expire on March 10, 2019.

(9)	The following table sets forth the aggregate number of shares of common stock underlying option awards outstanding at March 31, 2009:

Number of
Name	Shares

Gregg Alton	75,000
Jay Birnbaum	90,000
Robert Burlingame	130,000
Richard Conley	279,570
Gregory French	225,820

(10)	Represents amounts paid to White Moon Medical, Inc. for consulting services rendered to the Company. Mr. Akao is the sole stockholder of White Moon Medical, Inc. The contract for consulting services expired on October 1, 2008.

(11)	Related to services rendered during the fiscal year ended March 31, 2009.

NARRATIVE TO DIRECTOR COMPENSATION TABLE

Our non-employee directors receive an annual retainer of $25,000. The Chairperson of the board of directors receives $15,000 annually and the Lead Member of the board of directors, if different from the Chairperson, receives $10,000 annually. Mr. Conley, as Chairman of our Audit Committee, receives an annual retainer of $10,000; non-chairperson members of the Audit Committee receive an additional $5,000 annually. The chairpersons of the Compensation Committee and Nominating and Corporate Governance Committees of the board receive an annual retainer of $5,000. Non-chairperson members of the Compensation Committee and Nominating and Corporate Governance Committee receive an additional $2,000 annually. The members may elect to receive stock options in lieu of cash. We also reimburse our non-employee directors for reasonable expenses in connection with attendance at board of director and committee meetings.

In addition to cash compensation for services as a member of the board, non-employee directors are also eligible to receive nondiscretionary, automatic grants of stock options under our 2006 Stock Incentive Plan. An outside director who joins our board is automatically granted an initial option to purchase 50,000 shares upon first becoming a member of our board. The initial option vests and becomes exercisable over three years, with the first one-third of the shares vesting on the first anniversary of the date of grant and the remainder vesting monthly thereafter. Immediately after each of our regularly scheduled annual meetings of stockholders, each outside director is automatically granted a nonstatutory option to purchase 15,000 shares of our common stock, provided that no annual grant shall be granted to a non-employee director in the same calendar year that such person received his or her initial grant. These options vest in equal monthly increments over the period of one year.

Directors who are our employees do not receive any fees for their service on our board of directors or for their service as a chair or committee member. During the fiscal year ended March 31, 2009, Messrs. Alimi and Schutz were our only employee directors.

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

			In Current
Name	Age	Capacities in Which Served	Position Since

Hojabr Alimi	48	Chief Executive Officer Principal Executive Officer and Chairman	1999
Robert Miller	67	Chief Financial Officer	2004
Jim Schutz	46	Vice President, General Counsel, Corporate Secretary and Director	2006
Bruce Thornton	45	Executive Vice President	2005

Hojabr Alimi, one of our founders, has served as our Chief Executive Officer, President and director since 1999 and was appointed as Chairman of the board of directors in June 2006. Prior to co-founding our company with his spouse in 1999, Mr. Alimi was a Corporate Microbiologist for Arterial Vascular Engineering. Mr. Alimi received a B.A. in biology from Sonoma State University.

Robert Miller has served as our Chief Financial Officer since June 2004 and was a consultant to us from March 2003 to May 2004. Mr. Miller has served as a director of Scanis, Inc. since 1998 and served as acting Chief Financial Officer from 1998 to June 2006. He was a Chief Financial Officer consultant to Evit Labs from June 2003 to December 2004, Wildlife International Network from October 2002 to December 2005, Endoscopic Technologies from November 2002 to March 2004, Biolog from January 2000 to December 2002 and Webware from August 2000 to August 2002. Prior to this, Mr. Miller was the Chief Financial Officer for GAF Corporation, Penwest Ltd. and Bugle Boy and Treasurer of Mead Corporation. He received a B.A. in economics from Stanford University and an M.B.A. in finance from Columbia University.

Jim Schutz has served as our Vice President and General Counsel since August 2003, as a director since May 2004 and Corporate Secretary since June 2006. From August 2001 to August 2003, Mr. Schutz served as General Counsel at Jomed (formerly EndoSonic Corp.), an international medical device company. From 1999 to July 2001, Mr. Schutz served as in-house counsel at Urban Media Communications Corporation, an Internet/telecom company based in Palo Alto, California. Mr. Schutz received a B.A. in economics from the University of California, San Diego and a J.D. from the University of San Francisco School of Law.

Bruce Thornton has served as our vice president of international operations and sales since June 2005. Mr. Thornton served as our general manager for U.S. operations from March 2004 to July 2005. He served as vice president of operations for Jomed (formerly EndoSonic Corp.) from January 1999 to September 2003, and as vice president of manufacturing for Volcano Therapeutics, an international medical device company, following its acquisition of Jomed, until March 2004. Mr. Thornton received a B.S. in aeronautical science from Embry-Riddle Aeronautical University and an M.B.A. from National University.

Executive Compensation

SUMMARY COMPENSATION

The following table sets forth, for the fiscal years ended March 31, 2009 and 2008, all compensation paid or earned by (i) our Principal Executive Officer; (ii) our two most highly compensated executive officers, other than our Principal Executive Officer, and (iii) our two most highly compensated individual employees who did not serve as executive officers on the last day of our most recent fiscal year. These executive officers and individuals are referred to herein as our “named executive officers.”

Summary Compensation Table for the Fiscal Year Ended March 31, 2009 and 2008

				Non-Equity
			Option	Incentive Plan	All Other
	Year Ended	Salary	Awards(1)	Compensation	Compensation		Total
Name and Principal Position	March 31,	($)	($)	($)	($)		($)
(a)	(b)	(c)	(f)	(g)	(i)		(j)

Hojabr Alimi	2009	374,615	4,340	0	11,131	(2)	390,086
Chief Executive Officer Principal Executive Officer and Chairman	2008	275,000	0	275,000	12,212	(3)	562,212
Robert Miller	2009	248,308	2,752	0	5,195	(4)	256,255
Chief Financial Officer	2008	185,000	0	92,500	4,480	(5)	281,980
Jim Schutz	2009	249,904	161,222	0	15,270	(6)	426,396
Vice President, General Counsel, Corporate Secretary and Director	2008	225,000	139,250	112,500	13,440	(7)	490,190
Bruce Thornton	2009	237,135	63,437	45,000	16,265	(8)	361,837
Executive Vice President	2008	180,000	49,427	90,000	12,816	(9)	332,243
Michael Wokasch	2009	147,643	1,257,897	0	293,540	(11)	1,699,080
Former Chief Operating Officer(10)	2008	200,000	284,054	100,000	13,416	(12)	597,470

Notes

(1)	Represents the compensation expense related to outstanding options we recognized for the fiscal years ended March 31, 2009 and 2008 under Statement of Financial Accounting Standards, or SFAS, 123(R), rather than amounts paid to or realized by the named executive officer, and includes expense we recognized in 2009 and 2008 for option grants in prior periods. Compensation expense is determined by computing the fair value of each option on the grant date in accordance with SFAS 123(R) and recognizing that amount as expense ratably over the option vesting term. See Note 14 of Notes to our Consolidated Financial Statements for the assumptions made in determining SFAS 123(R) values. The SFAS 123(R) value of an option as of the grant date is spread over the number of months in which the option is subject to vesting and includes ratable amounts expensed for option grants in prior years. Options may not be exercised (in which case no value will be realized by the individual) and the value on exercise may not approximate the compensation expense we recognized.

During the fiscal year ended March 31, 2009, we granted the following options to our named executive officers:

		Number of
		Shares	Exercise
	Option	Underlying	Price		Expiration
Named Executive Officer	Grant Date	Option	($)	Vesting Terms	Date

Hojabr Alimi	3/10/2009	291,000	1.09	1/6 vests on the six month anniversary from grant date, 1/36 vests monthly thereafter.	3/10/2019
Robert Miller	3/10/2009	184,500	1.09	1/6 vests on the six month anniversary from grant date, 1/36 vests monthly thereafter.	3/10/2019
Jim Schutz	3/10/2009	184,500	1.09	1/6 vests on the six month anniversary from grant date, 1/36 vests monthly thereafter.	3/10/2019
Bruce Thornton	12/9/2008	190,000	0.40	1/6 vests on the six month anniversary from grant date, 1/36 vests monthly thereafter.	12/9/2018

(2)	The 2009 perquisites and personal benefits include: (a) personal use of a Company automobile in the amount of $4,421; (b) matching IRA contribution in the amount of $2,600; and (c) payment of $4,110 to cover premium for life insurance policy for the benefit of Mr. Alimi.

(3)	The 2008 perquisites and personal benefits include: (a) personal use of a Company automobile in the amount of $6,442; (b) matching IRA contribution in the amount of $1,650; and (c) payment of $4,120 to cover premium for life insurance policy for the benefit of Mr. Alimi.

(4)	The 2009 perquisites and personal benefits include: (a) personal use of a Company automobile in the amount of $3,220; and (b) matching IRA contribution in the amount of $1,975.

(5)	The 2008 perquisites and personal benefits include the personal use of a Company automobile in the amount of $4,480.

(6)	The 2009 perquisites and personal benefits include: (a) personal use of a Company automobile in the amount of $6,925; (b) matching IRA contribution in the amount of $7,586; and (c) payment of $759 to cover premium for life insurance policy for the benefit of Mr. Schutz.

(7)	The 2008 perquisites and personal benefits include: (a) car allowance in the amount of $6,294; (b) matching IRA contribution in the amount of $6,386; and (c) payment of $760 to cover premium for life insurance policy for the benefit of Mr. Schutz.

(8)	The 2009 perquisites and personal benefits include: (a) car allowance in the amount of $9,000; and (b) matching IRA contribution in the amount of $7,265.

(9)	The 2008 perquisites and personal benefits include: (a) car allowance in the amount of $7,200; and (b) matching IRA contribution in the amount of $5,616.

(10)	Effective September 5, 2008, Mr. Wokasch’s employment as our Chief Operating Officer was terminated.

(11)	The 2009 perquisites and personal benefits include: (a) car allowance in the amount of $3,185; (b) matching IRA contribution in the amount of $3,486; and (c) severance payment of $286,869. The 2008 perquisites and personal benefits include: (a) car allowance in the amount of $7,200; and (b) matching IRA contribution in the amount of $6,216.

NARRATIVE TO SUMMARY COMPENSATION TABLE

Employment Agreements of Each Named Executive Officer and Potential Payments Upon Termination

We have entered into employment agreements with each of our named executive officers, each of which provides for payment to such named executive officers in the event of termination without cause or resignation by the named executive officer for good reason, as that term is defined in the agreements with our Company. In the event any of Messrs. Alimi, Miller, Schutz or Thornton is terminated without cause or resigns for good reason, the named executive officer is entitled to:

•	a lump severance payment equal to 18 times, in the case of Mr. Miller and Mr. Schutz, 24 times, in the case of Mr. Alimi, and 12 times, in the case of Mr. Thornton, the average monthly base salary paid to the named executive officer over the preceding 12 months (or for the term of the named executive officer’s employment if less than 12 months);

•	automatic vesting of all unvested options and other equity awards;

•	the extension of exercisability of all options and other equity awards to at least 12 months following the date the named executive officer terminates employment or, if earlier, until the option expires;

•	up to one year (the lesser of one year following the date of termination or until such named executive officer becomes eligible for medical insurance coverage provided by another employer) reimbursement for health care premiums under COBRA; and

•	a full gross up of any excise taxes payable by the officer under Section 4999 of the Internal Revenue Code because of the foregoing payments and acceleration (including the reimbursement of any additional federal, state and local taxes payable as a result of the gross up).

Any of Messrs. Miller, Schutz or Thornton may terminate his employment for any reason upon at least 30 days prior written notice. Mr. Alimi may terminate his employment for any reason upon at least 60 days prior written notice.

Receipt of the termination benefits described above is contingent on each named executive officer executing a general release of claims against our Company, his resignation from any and all directorships and every other position held by him with our Company or any of its subsidiaries and his return to our Company of all Company property received from or on account of our Company or any of its affiliates by such named executive officer. In addition, the named executive officer is not entitled to such benefits if he did not comply with the non-competition and invention assignment provisions of his employment agreement during the term of his employment or the confidentiality provisions of his employment agreement, whether during or after the term of his employment. Furthermore, we are under no obligation to pay the above-mentioned benefits if the named executive officer does not comply with the non-solicitation provisions of his employment agreement, which prohibit a terminated officer from interfering with the business relations of our Company or any of its affiliates and from soliciting employees of our Company, which provisions apply during the term of employment and for two years following termination.

The table below was prepared as though each of the named executive officers had been terminated on March 31, 2009, the last business day of our last completed fiscal year, without cause, or resigned for good reason, as that term is defined in the agreements with our Company. More detailed information about the payment of benefits, including duration, is contained in the discussion above. All such payments and benefits would be provided by our Company. The assumptions and valuations are noted in the footnotes.

		Continuation of	Value of
		Health and	Unvested
	Salary	Welfare	Equity	Excise Tax and
Name(1)	Continuation	Benefits(2)	Awards(3)	Gross-up(4)

Hojabr Alimi	$750,000	$16,566	$49,470	$379,457
Robert Miller	375,000	11,618	31,365	194,362
Jim Schutz	375,000	16,566	31,365	196,663
Bruce Thornton	250,000	16,566	163,400	199,934

Notes

(1)	Mr. Wokasch was no longer employed by our Company on March 31, 2009, however, in connection with his termination, we were required to provide Mr. Wokasch with a lump sum severance payment of $286,869, which is equivalent to twelve months of his salary. Additionally, pursuant to his employment agreement, upon termination, all non-vested options that were outstanding at the termination date became immediately exercisable. The options will expire twelve months from the date of termination, on September 5, 2009.

(2)	Amount assumes our cost of providing health and welfare benefits for twelve months.

(3)	The values reflect the immediate vesting of all outstanding options and other equity awards as of termination, based on a March 31, 2009 closing stock price of $1.26 and exclude amounts for accelerated options that have an exercise price higher than such closing stock price.

(4)	The assumptions used to calculate excise and associated taxes are as follows:

•	termination occurs on March 31, 2009; and

•	named executive officer was assumed to be subject to the maximum Federal and California income and other payroll taxes, aggregating to an effective tax rate of 46.75%.

2008 and 2009 Bonus Program

On June 14, 2007, we adopted the 2008 bonus program and on June 11, 2008, we adopted the 2009 bonus program. Pursuant to these programs, each employee and executive officer, including our named executive officers, has the potential to earn an annual bonus based on the Compensation Committee’s assessment of the individual’s and our Company’s contribution to target goals and milestones. Specific goals and milestones and a bonus potential range for each employee and executive officer, including our named executive officers, is set forth in the bonus plan. The Compensation Committee will generally determine whether a bonus pool for executive officers and non-executive employees will be established within a specified time period after the end of each fiscal year. If a bonus pool is established, the Compensation Committee has discretion to set appropriate bonus amounts within an executive officer’s bonus range, based on the Compensation Committee’s assessment of corporate and individual achievements.

If the Compensation Committee establishes a bonus pool for non-executive employees, our Chief Executive Officer and each group or division’s supervising officer will determine the bonus pool for each group or division. If established, the aggregate pool will be from 10-35% of the aggregate base salary of all employees in the group or division. The employee’s supervising officer and our Chief Executive Officer will determine how the group bonus plan will be allocated among the employees of the group.

The Compensation Committee may decide that bonuses awarded to executive officers and non-executive employees under the bonus plan will be paid in cash, options, or a combination of cash and options, depending on our Company’s year-end cash position, cash needs and projected cash receipts. The Compensation Committee will not declare any bonus pool or grant any cash awards that will endanger our ability to finance our operations and strategic objectives or place us in a negative cash flow position, in light of our anticipated cash needs.

During the fiscal year ended March 31, 2009, the Compensation Committee granted three $15,000 bonuses to one of our named executive officers, Bruce Thornton, pursuant to the 2009 bonus program. The bonuses were paid in the first, second, and third quarters of 2009. The bonuses were earned and paid based on the achievement of certain quarterly revenue and expense milestones set forth in the 2009 bonus program.

Mr. Thornton waived his fourth quarter bonus as well as a bonus he was eligible to receive for achieving milestones for the 2009 fiscal year as a whole. Additionally, the Compensation Committee and Messrs. Alimi, Miller and Schutz agreed that they would voluntarily waive their 2009 bonus eligibility under this plan so that the funds that would have been allocated to bonuses could be reserved to finance operations. The Compensation Committee and Messrs. Alimi, Miller, Schutz and Thornton believed this waiver of their 2009 bonuses would be beneficial both for stockholders and the long-term growth of the Company. Consequently, although Messrs. Alimi, Miller, Schutz and Thornton were eligible to earn bonuses in 2009, such bonuses, except those granted to Mr. Thornton for the first three quarters of the 2009 fiscal year, were not calculated or granted.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table shows grants of options and restricted stock units outstanding on March 31, 2009, the last day of our fiscal year, to each of the named executive officers named in the Summary Compensation Table.

Outstanding Equity Awards at Fiscal Year-End Table

	Option Awards					Stock Awards
									Equity
								Equity	Incentive
			Equity					Incentive	Plan Awards:
			Incentive					Plan Awards:	Market or
			Plan Awards:					Number of	Payout Value
	Number of	Number of	Number of					Unearned	of Unearned
	Securities	Securities	Securities			Number of	Market Value	Shares, Units	Shares, Units
	Underlying	Underlying	Underlying			Shares or	of Shares or	or Other	or Other
	Unexercised	Unexercised	Unexercised	Option		Units of Stock	Units of Stock	Rights That	Rights That
	Options	Options	Unearned	Exercise	Option	That have not	That have not	have not	have not
	(#)	(#)	Options	Price(1)	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Hojabr Alimi(2)	0	291,000		1.09	3/10/2019
	8,541	3,959		10.16	10/1/2015
	300,000	0		0.15	5/10/2014
	5,000	0		3.00	8/7/2013
	19,570	0		3.00	7/10/2013
	15,000	0		1.10	3/20/2010
	15,000	0		0.22	10/1/2009
Robert Miller(3)	0	184,500		1.09	3/10/2019
	4,270	1,980		10.16	10/1/2015
	94,633	0		3.00	7/10/2014
	39,181	0		3.00	7/10/2014
						30,000	38,000
Jim Schutz(4)	0	184,500		1.09	3/10/2019
	34,999	65,001		7.27	6/15/2017
	4,270	1,980		10.16	10/1/2015
	50,000	0		3.00	7/10/2014
	6,250	0		3.00	7/10/2014
	30,000	7,500		3.00	7/10/2014
	50,000	0		3.00	9/23/2013
Bruce Thornton(5)	0	190,000		0.40	12/9/2018
	8,750	16,250		7.27	6/15/2017
	15,333	4,667		4.40	5/6/2015
	48,260	22,364		10.16	10/1/2015
	10,000	0		3.00	7/10/2014
Michael Wokasch(6)	124,999	0		12.00	9/5/2009
	150,001	0		7.27	9/5/2009

Notes

(1)	Except for the option grant to Hojabr Alimi for 300,000 shares, with an expiration date of May 10, 2014 and an exercise price of $0.15 per share, the exercise price of each option is equal to the fair market value of our common stock on the date of grant.

(2)	Options with an expiration date of March 10, 2019 vest over a three-year period, becoming exercisable as to 16.7% of the shares on the six month anniversary of the grant date with the remaining shares vesting monthly thereafter over the following 30 months. Options with an expiration date of October 1, 2015 vest over a five-year period, becoming exercisable as to 20% of the shares on the first anniversary of the grant date with the remaining shares vesting monthly thereafter over the following 48 months. Options with an expiration date of July 10, 2013 and August 7, 2013 vest over a five-year period, becoming exercisable as to 20% of the shares on each anniversary of the grant date. Options with an expiration date of March 20, 2010 vest over a one-year period, becoming exercisable as to 100% of the shares on the first anniversary of the grant date. Options with an expiration date of October 1, 2009 and May 10, 2014 were fully vested at grant and were immediately exercisable.

(3)	Options with an expiration date of March 10, 2019 vest over a three-year period, becoming exercisable as to 16.7% of the shares on the six month anniversary of the grant date with the remaining shares vesting monthly thereafter over the following 30 months. Options with an expiration date of July 10, 2014 were fully vested at grant and were immediately exercisable. Options with an expiration date of October 1, 2015 vest over a five-year period, becoming exercisable as to 20% of the shares on the first anniversary of the grant date with the remaining shares vesting monthly thereafter over the following 48 months. The grant of 30,000 restricted stock units may be settled on January 15, 2010.

(4)	Options with an expiration date of March 10, 2019 vest over a three-year period, becoming exercisable as to 16.7% of the shares on the six month anniversary of the grant date with the remaining shares vesting monthly thereafter over the following 30 months. Options with an expiration date of October 1, 2015 and June 15, 2017 vest over a five-year period, becoming exercisable as to 20% of the shares on the first anniversary of the grant date with the remaining shares vesting monthly thereafter over the following 48 months. Options with an expiration date of September 23, 2013 and July 10, 2014 vest over a five-year period, becoming exercisable as to 20% of the shares on each anniversary of the grant date.

(5)	Options with an expiration date of December 9, 2018 vest over a three-year period, becoming exercisable as to 16.7% of the shares on the six month anniversary of the grant date with the remaining shares vesting monthly thereafter over the following 30 months. Options with an expiration date of July 10, 2014 vest over a five-year period, becoming exercisable as to 20% of the shares on each anniversary of the grant date. Options with an expiration date of May 6, 2015, October 1, 2015, and June 15, 2017 vest over a five-year period, becoming exercisable as to 20% of the shares on the first anniversary of the grant date with the remaining shares vesting monthly thereafter over the following 48 months.

(6)	Michael Wokasch, a named executive officer and our former Chief Operating Officer, was no longer employed by our Company effective September 5, 2008. In connection with his termination and pursuant to his employment agreement, we were required to provide Mr. Wokasch with a lump sum severance payment, as described in the Summary Compensation Table, and all non-vested options that were outstanding at the termination date became immediately exercisable. The options will expire twelve months from the date of termination, on September 5, 2009. As of March 31, 2009, these options were still outstanding.

Security Ownership of
Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth certain information as of July 29, 2009, as to shares of our common stock beneficially owned by: (1) each person who is known by us to own beneficially more than 5% of our common stock, (2) each of our named executive officers listed in the summary compensation table, (3) each of our directors and (4) all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days after July 29, 2009. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

	Number of
	Shares of	Percentage of
	Common Stock	Common Stock
	Beneficially	Beneficially
Name of Beneficial Owner(1)	Owned	Owned(2)

5% Stockholders:
Hojabr Alimi(3)	1,424,112	6.8%
Robert Burlingame(4)	1,755,486	8.4%
Seamus Burlingame(5)	1,580,504	7.7%
Directors and Named Executive Officers:
Hojabr Alimi(3)	1,424,112	6.8%
Robert Miller(6)	169,460	*
Jim Schutz(7)	234,395	1.1%
Bruce Thornton(8)	141,407	*
Robert Burlingame(4)	1,755,486	8.4%
Richard Conley(9)	271,137	1.3%
Gregory French(10)	193,383	*
Jay Birnbaum(11)	73,334	*
Gregg Alton(12)	51,518	*
All directors and executive officers as a group (9 persons)	4,314,232	19.5%

*	Percentage of shares beneficially owned foes not exceed one percent.

(1)	Unless otherwise stated, the address of each beneficial owner listed on the table is c/o Oculus Innovative Sciences, Inc., 1129 N. McDowell Blvd., Petaluma, California 94954.

(2)	Based on 20,582,342 common shares issued and outstanding on July 29, 2009.

(3)	Mr. Alimi is our President, Chief Executive Officer and Chairman of the board of directors. Mr. Alimi beneficially owns 1,011,250 shares of common stock and 412,862 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of July 29, 2009.

(4)	Mr. Burlingame is a member of our Board of Directors. Mr. Burlingame beneficially owns 1,294,931 shares of common stock, 130,000 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of July 29, 2009 and 75,000 shares of common stock issuable upon exercise of warrants that are exercisable within 60 days of July 29, 2009. Additionally, Mr. Burlingame may be deemed to hold 200,000 shares held by Vetericyn, Inc., a California corporation, and 55,555 shares held by Lytle Creek Industries, an entity of which Mr. Burlingame is a majority owner. Mr. Burlingame also holds warrants for 388,889 shares of common stock which may be exercised within 60 days of July 29, 2009, but only to the extent Mr. Burlingame would not, as a result of the exercise, beneficially own more than 4.99% of our outstanding common stock.

(5)	Seamus Burlingame is the son of Robert Burlingame, a member of our board of directors. Seamus Burlingame’s beneficial ownership is comprised of 1,580,504 shares of common stock. Seamus Burlingame’s address is c/o Burlingame Industries, Inc., 3546 N. Riverside Avenue, Rialto, CA 92377. Seamus Burlingame also holds warrants for 777,778 shares of common stock which may be exercised within 60 days of July 17, 2009, but only to the extent he would not, as a result of the exercise, beneficially own more than 4.99% of our outstanding common stock.

(6)	Mr. Miller is our Chief Financial Officer. Mr. Miller beneficially owns 60,000 shares of common stock which include 50,000 shares held by The Miller 2005 Grandchildren’s Trust, for which Mr. Miller is a trustee. Mr. Miller also beneficially owns 109,460 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of July 29, 2009. Mr. Miller is the beneficial owner and has shared power with Margaret Miller, in their capacities as trustee of The Miller 2005 Grandchildren’s Trust, to vote and dispose of or direct the disposition of 128,605 shares, and Mr. Miller is the beneficial owner of and has the sole power to vote and dispose of or direct the disposition of 10,000 shares.

(7)	Mr. Schutz is our Vice President, General Counsel, Corporate Secretary and a member of our board of directors. Mr. Schutz beneficially owns 10,000 shares of common stock and 224,395 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of July 29, 2009.

(8)	Mr. Thornton is our Executive Vice President. Mr. Thornton beneficially owns 141,407 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of July 29, 2009.

(9)	Mr. Conley is a member of our board of directors. Mr. Conley beneficially owns 42,650 shares of common stock and 228,487 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of July 29, 2009.

(10)	Mr. French is a member of our board of directors. Mr. French beneficially owns 46,664 shares of common stock and 146,719 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of July 29, 2009.

(11)	Mr. Birnbaum is a member of our board of directors. Mr. Birnbaum beneficially owns 73,334 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of July 29, 2009.

(12)	Mr. Alton is a member of our board of directors. Mr. Alton beneficially owns 51,518 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of July 29, 2009.

As of July 29, 2009, there are no arrangements known to management which may result in a change in control of our Company.

Report of the Audit Committee

The Audit Committee operates under a written charter adopted by the board of directors. A link to a copy of the Audit Committee Charter is available on our website at www.oculusis.com. All members of the Audit Committee meet the independence standards established by the NASDAQ Global Market.

The Audit Committee assists the board of directors in fulfilling its responsibility to oversee management’s implementation of Oculus’ financial reporting process. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assess the Company’s internal control over financial reporting. Management is responsible for the financial statements and the reporting process, including the system of internal control over financial reporting and disclosure controls. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

In discharging its oversight role, the Audit Committee reviewed and discussed the audited financial statements contained in the 2009 Annual Report with Oculus’ management and the independent registered public accounting firm.

The Audit Committee met privately with the independent registered public accounting firm, and discussed issues deemed significant by the independent registered public accounting firm, including those required by Statements on Auditing Standards No. 61 and No. 90 (Audit Committee Communications). In addition, the Audit Committee discussed with the independent registered public accounting firm the firm’s independence from Oculus and its management, including the matters in the written disclosures required by Independence Standards board Standard No. 1 (Independence Discussions with Audit Committees), and considered whether the provision of non-audit services was compatible with maintaining the independent registered public accounting firm’s independence.

The Audit Committee has discussed with Oculus’ independent registered public accounting firm, with and without management present, their evaluations of Oculus’ internal control over financial reporting and the overall quality of Oculus’ financial reporting.

In reliance on the reviews and discussion with management and the independent registered public accounting firm referred to above, the Audit Committee recommended to the board of directors, and the board approved, the inclusion of the audited financial statements in Oculus’ Annual Report on Form 10-K for the year ended March 31, 2009, for filing with the SEC. The Audit Committee has appointed Marcum LLP to serve as Oculus’ independent registered public accounting firm for the 2010 fiscal year.

Audit Committee

Richard Conley
Gregg Alton
Jay Birnbaum

Proposal 2

Approval of the Amendment to the
Amended and Restated 2006 Stock Incentive Plan

On July 29, 2009, the Company’s board of directors amended, subject to shareholder approval, the Amended and Restated 2006 Stock Incentive Plan (the “2006 Stock Incentive Plan”) to increase the number of shares available for issuance from 3,557,641 to 4,557,641. The summary of the 2006 Stock Incentive Plan, as amended, below does not purport to be a complete description of the 2006 Stock Incentive Plan, as amended, and is qualified in its entirety by the 2006 Stock Incentive Plan, as amended, substantially in the form attached hereto as Appendix A.

Purposes of the Proposed Amendment and Restatement

The amendment to the 2006 Stock Incentive Plan (the “Plan Amendment”) provides for an increase by 1,000,000 shares of Common Stock authorized for issuance under the 2006 Stock Incentive Plan. As of July 29, 2009, there were 1,039,284 shares of common stock available for issuance of new awards under the 2006 Stock Incentive Plan. The board of directors believes that increasing the number of shares available for such issuances will enhance the Company’s flexibility in connection with providing long-term equity incentives and better enable the Company to retain and motivate its current employees. In addition, the board of directors believes that this amendment will help the Company successfully compete for qualified employees, officers and directors in an environment of competitive hiring, by providing them with the an ownership interest in the Company.

Stockholder approval of the Plan Amendment has certain tax benefits. The Company’s 2006 Stock Incentive Plan allows it to award “incentive stock options,” which receive favorable tax treatment under the Internal Revenue Code. The stock option grants under the 2006 Stock Incentive Plan cannot qualify as incentive stock options unless the increase is approved by our stockholders.

Additionally, the 2006 Stock Incentive Plan is also specifically designed to preserve the Company’s ability to deduct the compensation we pay certain executive officers for income tax purposes. Section 162(m) of the Internal Revenue Code generally prevents the Company from deducting more than $1.0 million in compensation each year for its chief executive officer and its three most highly compensated executive officers other than the chief executive officer or chief financial officer. Compensation treated as “qualified performance-based compensation” under Section 162(m) is not subject to this limitation. Any awards granted under the 2006 Stock Incentive Plan may be treated as “qualified performance-based compensation” only if the plan is approved by a majority vote of our stockholders.

Finally, as an issuer listed on the NASDAQ Global Market, the Company is required by the rules of the NASDAQ Stock Market to obtain stockholder approval of any stock option or purchase plan or other equity compensation arrangement under which its officers, directors, employees or consultants may acquire shares of its common stock, prior to its issuance of securities under such a plan.

General

The 2006 Stock Incentive Plan is administered by the Compensation Committee of the Company’s board of directors (the “Compensation Committee”). The 2006 Stock Incentive Plan provides for the direct award or sale of shares of common stock of the Company and for the grant of options to purchase shares of common stock of the Company. The 2006 Stock Incentive Plan provides for the grant of incentive stock options as defined in Section 422 of the Internal Revenue Code and the grant of non-statutory stock options and stock purchase rights to employees, non-employee directors, advisors and consultants. The 2006 Stock Incentive Plan also permits the grant of stock appreciation rights, stock units and restricted stock.

The board of directors has authorized 3,557,641 shares of the common stock of the Company for issuance under the 2006 Stock Incentive Plan, including automatic increases provided for in the 2006 Stock Incentive Plan through April 1, 2009. The number of shares of common stock of the Company reserved for issuance under the 2006 Stock Incentive Plan will automatically increase, with no further action by the stockholders, at the beginning of each fiscal year by an amount equal to the lesser of (i) 5% of the outstanding shares of common stock of the Company,

(ii) 1,750,000 shares or (iii) a lesser number of shares as approved by the board of directors. However, in no event may one participant in the 2006 Stock Incentive Plan receive option grants or direct stock issuances for more than 187,500 shares in the aggregate per calendar year. As of March 31, 2009, 49 employees, our consultants and advisors and the 7 members of the board of directors were eligible to be considered for the grant of options or for the direct award or sale of shares of common stock under the 2006 Stock Incentive Plan.

The 2006 Stock Incentive Plan includes the program features below.

•	Employees will be eligible for the grant of incentive stock options to purchase shares of common stock of the Company;

•	Employees and consultants will be eligible for the grant of non-statutory stock options to purchase shares of common stock of the Company;

•	The Compensation Committee will determine the exercise price and other terms of awards, but in no event will the option price for incentive stock options be less than 100% of the fair market value of the stock on the date of grant. On July 24, 2009, the closing sale price for the common stock of the Company on the NASDAQ Global Market was $2.71;

•	The exercise price or purchase price may, at the discretion of the Compensation Committee, be paid in, among other things, cash, cash equivalents, full-recourse promissory notes and past services;

•	The maximum term of each option that may be granted under the 2006 Stock Incentive Plan is ten years, except as may otherwise be provided in an option agreement. Stock options granted under the 2006 Stock Incentive Plan must be exercised but the optionee before the earlier of the expiration of such option or the date 90 days after termination of the optionee’s service to the Company, except that the period may be extended on certain events, including death and termination of service due to disability.

The 2006 Stock Incentive Plan includes change in control provisions that may result in the accelerated vesting of outstanding option grants and stock issuances. The Compensation Committee may grant awards in which all or some of the awards shall become vested in the event of a change in control of the Company. Change in control is defined under the 2006 Stock Incentive Plan as: (a) certain changes in the composition of the board of directors; or (b) any transaction as a result of which any person is the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company’s then outstanding voting securities, (c) a merger or consolidation in which securities possessing 50% or more of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or (d) a sale, transfer or other disposition of all or substantially all the assets of the Company.

The tax consequences of awards under the 2006 Stock Incentive Plan depend on the type of award. Generally, incentive stock options may be granted only to employees. If the optionee does not dispose of common stock of the Company for at least one year following the date of exercise and two years from the date of grant, then the optionee will not recognize any income at exercise and upon sale, all gain will be long-term capital gain. However, the difference between the fair market value of common stock of the Company and the exercise price will constitute a preference item for purposes of the alternative minimum tax. The Company will not be entitled to a tax deduction. However, if the optionee disposes of common stock of the Company subject of an option before the above required holding periods, the optionee will recognize ordinary income in the year of the disqualifying disposition equal to the difference between the fair market value of the common stock of the Company at exercise over the exercise price. The Company will be entitled to a corresponding deduction.

In the case of a non-statutory option, the optionee recognizes ordinary income equal to the difference between the fair market value of the common stock of the Company at exercise over the exercise price. The Company will be entitled to a corresponding deduction.

The above description of tax consequences is based upon current federal tax laws and regulations and does not purport to be a complete description of the federal income tax aspects of the 2006 Stock Incentive Plan.

The board of directors is able to amend or modify the 2006 Stock Incentive Plan at any time, subject to any required stockholder approval. The 2006 Stock Incentive Plan will terminate no later than August 25, 2016.

New Plan Benefits

The Compensation Committee has not made any determination with respect to future awards under the 2006 Stock Incentive Plan, and any allocation of such awards will be made only in accordance with the provisions of the 2006 Stock Incentive Plan; provided, however, that the amendment described above entitles the non-employee directors of the Company to the awards as reflected above and in the table below. Because awards under the 2006 Stock Incentive Plan are subject to the discretion of the Compensation Committee, awards under the plan for the current or any future year are not determinable. Future option exercise prices under the 2006 Stock Incentive Plan are not determinable because they will be based upon the fair market value of our common stock on the date of grant.

2006 Stock Incentive Plan Benefits
for the year ended March 31, 2009

	Dollar Value		Number of
	($)		Units

All named executive officers as a group		(2)	850,000
All non-employee directors as a group		(2)	355,257
All non-executive employees as a group		(2)	2,035,000

(1)	For information regarding awards made to our named executive officers pursuant to the 2006 Stock Incentive Plan, if it, as proposed to be amended, had been in effect during the last fiscal year of the Company, see “Executive Compensation — Summary Compensation, footnote 1.” For information regarding awards made to our directors pursuant to the 2006 Stock Incentive Plan, if it, as proposed to be amended, had been in effect during the last fiscal year of the Company, see “Executive Compensation — Director Compensation.”

(2)	We can not determine the dollar value of these stock option awards until the date of grant.

Required Vote

Approval of the Plan Amendment requires the affirmative vote of a majority of the shares present and voting at the Annual Meeting in person or by proxy. Unless marked to the contrary, proxies received will be voted “FOR” the approval of the amendment to 2006 Stock Incentive Plan.

Your board of directors recommends a vote FOR approval of the amendment to the 2006 Stock Incentive Plan.

Proposal 3

Ratification of the Appointment of Independent Registered Public Accounting Firm

The Audit Committee has appointed Marcum LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2010. Representatives of Marcum LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions. Although stockholder ratification of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of Marcum LLP to our stockholders for ratification to permit stockholders to participate in this important corporate decision.

Principal Accountant Fees and Services

Marcum LLP has audited our financial statements since April 2006. Aggregate fees for professional services provided to us by Marcum LLP for the years ended March 31, 2009 and 2008, were as follows:

Services Provided	2009	2008

Audit	162,000	288,000
Audit-Related	90,000	248,000

Total	252,000	536,000

Audit fees.  The aggregate fees billed for the years ended March 31, 2009 and 2008 for professional services rendered by our principal accountants were for the audit of our financial statements.

Audit related fees.  For the year ended March 31, 2009, audit-related fees included services provided in connection with the review of our quarterly financial information filed on form 10-Q, consents related to filings on Form S-1 and review of our filings with the SEC.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. All of the services provided during fiscal year 2009 were pre-approved.

During the approval process, the Audit Committee considered the impact of the types of services and the related fees on the independence of the independent registered public accounting firm. The services and fees were deemed compatible with the maintenance of that firm’s independence, including compliance with rules and regulations of the SEC.

Throughout the year, the Audit Committee will review any revisions to the estimates of audit fees initially estimated for the engagement.

Required Vote

Ratification of the appointment of Marcum LLP requires the affirmative vote of a majority of the shares present and voting at the Annual Meeting in person or by proxy. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment. In the event ratification is not obtained, the Audit Committee will review its future selection of our independent registered public accounting firm but will not be required to select a different independent registered public accounting firm.

Your board of directors recommends a vote FOR ratification of Marcum LLP as our independent registered public accounting firm.

Stockholder Proposals for the 2010 Annual Meeting

If a stockholder wishes to present a proposal to be included in our proxy statement for the 2010 Annual Meeting of Stockholders, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC. One of the requirements is that the proposal be received by Oculus’ Secretary no later than May 13, 2010. Proposals we receive after that date will not be included in the proxy statement. We urge stockholders to submit proposals by Certified Mail — Return Receipt Requested.

A stockholder proposal not included in our proxy statement for the 2010 Annual Meeting will not be eligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our Secretary at our principal executive offices and otherwise complies with the provisions of our Bylaws. To be timely, the Bylaws provide that we must have received the stockholder’s notice not earlier than 90 days nor more than 120 days in advance of the one-year anniversary of the date the proxy statement was released to the stockholders in connection with the previous year’s annual meeting of stockholders; however, if the date of the annual meeting is changed by more than 30 days from the date contemplated at the time the mailing of the prior year’s proxy statement, we must have received the stockholder’s notice not later than the close of business on the later of the 90th day prior to the annual meeting or the 7th day following the first public announcement of the annual meeting date. The stockholder’s notice must set forth, as to each proposed matter: a brief description of the business desired to be brought before the meeting; the text of the proposal or business and reasons for conducting such business at the meeting; the name and address, as they appear on our books, of the stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made; the class and number of shares of our securities that are owned beneficially and of record by the stockholder and the beneficial owner; any material interest of the stockholder in such business; and any other information that is required to be provided by such stockholder pursuant to proxy proposal submission rules of the SEC. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and greater than 10% stockholders are required to furnish us with copies of all Forms 3, 4 and 5 they file.

Based solely on our review of the copies of such forms we have received and written representations from certain reporting person that they filed all required reports, we believe that all of our officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal year 2009.

Other Matters

Your board of directors does not know of any other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, your proxy holders will vote on it as they think best unless you direct them otherwise in your proxy instructions.

Whether or not you intend to be present at the Annual Meeting, we urge you to submit your signed proxy promptly.

By Order of the Board of Directors.

Jim Schutz
Vice President, General Counsel,
Corporate Secretary and Director
Petaluma, California
July 29, 2009

Our 2009 Annual Report on Form 10-K as filed with the SEC on June 11, 2009 has been mailed with this Proxy Statement. We will also provide copies of exhibits to our Annual Report on Form 10-K, but will charge a reasonable fee per page to any requesting stockholder. Stockholders may make such requests in writing to Secretary, Oculus Innovative Sciences, Inc., 1129 N. McDowell Blvd., Petaluma, California 94954. The request must include a representation by the stockholder that as of July 29, 2009, the stockholder was entitled to vote at the Annual Meeting. Our 10-K, the amendments and exhibits are also available at www.oculusis.com.

Appendix A

AMENDMENT TO THE
AMENDED AND RESTATED
OCULUS INNOVATIVE SCIENCES, INC.
2006 STOCK INCENTIVE PLAN
(Adopted July 29, 2009)

The Amended and Restated Oculus Innovative Sciences, Inc. 2006 Stock Incentive Plan (the “Plan”) is hereby amended as follows:

Section 5(a) be deleted and replaced in its entirety by the following:

(a) Basic Limitation.  Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed four million five hundred fifty seven thousand six hundred forty one (4,557,641) Shares (which amount includes automatic increases provided for herein through April 1, 2009), plus an annual increase on the first day of each fiscal year during the term of the Plan in an amount equal to the lesser of (i) one million seven hundred fifty thousand (1,750,000) Shares, (ii) 5% of the outstanding Shares on the last day of the immediately preceding year or (iii) an amount determined by the Board. The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 11. The number of Shares that are subject to Options or other Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

AMENDED AND RESTATED
OCULUS INNOVATIVE SCIENCES, INC.
2006 STOCK INCENTIVE PLAN
(Adopted by the Board on August 25, 2006;
Amended and Restated on April 26, 2007)

Oculus Innovative Sciences, Inc.
2006 Stock Incentive Plan

-i-

Oculus Innovative Sciences, Inc.
2006 Stock Incentive Plan

-ii-

Oculus Innovative Sciences, Inc.
2006 Stock Incentive Plan

-iii-

Oculus Innovative Sciences, Inc.
2006 Stock Incentive Plan

-iv-

AMENDED AND RESTATED

OCULUS INNOVATIVE SCIENCES, INC.

2006 STOCK INCENTIVE PLAN

SECTION 1.  ESTABLISHMENT AND PURPOSE.

The Plan was adopted by the Board of Directors on August 25, 2006 and became effective as of the date of the initial offering of Stock to the public pursuant to a registration statement filed by the Company with the Securities and Exchange Commission (the “Effective Date”). The Board amended and restated the Plan on April 26, 2007, subject to the approval of the shareholders. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of restricted shares, stock units, options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

SECTION 2.  DEFINITIONS.

(a) “Affiliate” shall mean any entity other than a Subsidiary, if the Company and/or one of more Subsidiaries own not less than 50% of such entity.

(b) “Award” shall mean any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.

(c) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(d) “Change in Control” shall mean the occurrence of any of the following events:

(i) A change in the composition of the Board of Directors occurs, as a result of which fewer than one-half of the incumbent directors are directors who either:

(A) Had been directors of the Company on the “look-back date” (as defined below) (the “original directors”); or

(B) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the “continuing directors”); or

(ii) Any “person” (as defined below) who by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company; or

(iii) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

Oculus Innovative Sciences, Inc.
2006 Stock Incentive Plan

(iv) The sale, transfer or other disposition of all or substantially all of the Company’s assets.

For purposes of subsection (d)(i) above, the term “look-back” date shall mean the later of (1) the Effective Date or (2) the date 24 months prior to the date of the event that may constitute a Change in Control.

For purposes of subsection (d)(ii)) above, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock.

Any other provision of this Section 2(d) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, and a Change in Control shall not be deemed to occur if the Company files a registration statement with the United States Securities and Exchange Commission for the initial offering of Stock to the public.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f) “Committee” shall mean the Compensation Committee as designated by the Board of Directors, which is authorized to administer the Plan, as described in Section 3 hereof.

(g) “Company” shall mean Oculus Innovative Sciences, Inc., a Delaware corporation.

(h) “Consultant” shall mean a consultant or advisor who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor (not including service as a member of the Board of Directors) or a member of the board of directors of a Parent or a Subsidiary, in each case who is not an Employee.

(i) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

(j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k) “Exercise Price” shall mean, in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR.

(l) “Fair Market Value” with respect to a Share, shall mean the market price of one Share, determined by the Committee as follows:

(i) If the Stock was traded over-the-counter on the date in question, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the Pink Sheets LLC;

(ii) If the Stock was traded on The NASDAQ Stock Market, then the Fair Market Value shall be equal to the last reported sale price quoted for such date by The NASDAQ Stock Market;

(iii) If the Stock was traded on a United States stock exchange other than The NASDAQ Stock Market on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report; and

(iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

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In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

(m) “ISO” shall mean an employee incentive stock option described in Section 422 of the Code.

(n) “Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an ISO.

(o) “Offeree” shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(p) “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(q) “Optionee” shall mean an individual or estate who holds an Option or SAR.

(r) “Outside Director” shall mean a member of the Board of Directors who is not a common-law employee of, or paid consultant to, the Company, a Parent or a Subsidiary.

(s) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

(t) “Participant” shall mean an individual or estate who holds an Award.

(u) “Plan” shall mean this 2006 Stock Incentive Plan of Oculus Innovative Sciences, Inc., as amended from time to time.

(v) “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

(w) “Restricted Share” shall mean a Share awarded under the Plan.

(x) “Restricted Share Agreement” shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Shares.

(y) “SAR” shall mean a stock appreciation right granted under the Plan.

(z) “SAR Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

(aa) “Service” shall mean service as an Employee, Consultant or Outside Director, subject to such further limitations as may be set forth in the Plan or the applicable Stock Option Agreement, SAR Agreement, Restricted Share Agreement or Stock Unit Agreement. Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee’s employment will be treated as terminating 90 days after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.

(bb) “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

(cc) “Stock” shall mean the Common Stock of the Company.

(dd) “Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his Option.

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(ee) “Stock Unit” shall mean a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

(ff) “Stock Unit Agreement” shall mean the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

(gg) “Subsidiary” shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(hh) “Total and Permanent Disability” shall mean permanent and total disability as defined by section 22(e)(3) of the Code.

SECTION 3.  ADMINISTRATION.

(a) Committee Composition.  The Plan shall be administered by the Committee. The Committee shall consist of two or more directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

(b) Committee for Non-Officer Grants.  The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not satisfy the requirements of Section 3(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such grants. Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence. The Board of Directors may also authorize one or more officers of the Company to designate Employees, other than officers under Section 16 of the Exchange Act, to receive Awards and/or to determine the number of such Awards to be received by such persons; provided, however, that the Board of Directors shall specify the total number of Awards that such officers may so award.

(c) Committee Procedures.  The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

(d) Committee Responsibilities.  Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

(i) To interpret the Plan and to apply its provisions;

(ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii) To adopt, amend or terminate sub-plans established for the purpose of satisfying applicable foreign laws including qualifying for preferred tax treatment under applicable foreign tax laws;

(iv) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(v) To determine when Awards are to be granted under the Plan;

(vi) To select the Offerees and Optionees;

(vii) To determine the number of Shares to be made subject to each Award;

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(viii) To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price and Purchase Price, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the agreement relating to such Award;

(ix) To amend any outstanding Award agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant’s rights or obligations would be materially impaired;

(x) To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;

(xi) To determine the disposition of each Award or other right under the Plan in the event of a Participant’s divorce or dissolution of marriage;

(xii) To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

(xiii) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award agreement;

(xiv) To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; and

(xv) To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options or other rights under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

SECTION 4.  ELIGIBILITY.

(a) General Rule.  Only common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Restricted Shares, Stock Units, Nonstatutory Options or SARs.

(b) Automatic Grants to Outside Directors.

(i) Each Outside Director who first joins the Board of Directors on or after the Effective Date, and who was not previously an Employee, shall receive a Nonstatutory Option, subject to approval of the Plan by the Company’s stockholders, to purchase 50,000 Shares (subject to adjustment under Section 11) on the date of his or her election to the Board of Directors. One-third of the Shares subject to each Option granted under this Section 4(b)(i) shall vest and become exercisable on the first anniversary of the date of grant. The balance of the Shares subject to such Option (i.e. the remaining two-thirds) shall vest and become exercisable monthly, in equal monthly installments, over a three-year period beginning on the day which is one month after the first anniversary of the date of grant. Notwithstanding the foregoing, each such Option shall become vested if a Change in Control occurs with respect to the Company during the Optionee’s Service.

(ii) On the first business day of the month following the conclusion of each regular annual meeting of the Company’s stockholders, commencing with the annual meeting of stockholders occurring in calendar year 2007, each Outside Director who was not elected to the Board for the first time at the annual meeting of

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stockholders for that year and who will continue serving as a member of the Board of Directors thereafter shall receive an Option to purchase 15,000 Shares (subject to adjustment under Section 11), provided that such Outside Director has served on the Board of Directors for at least six months. Each Option granted under this Section 4(b)(ii) shall vest and become exercisable in twelve equal installments on the one-month anniversary of the date of grant; provided, however, that each such Option shall become exercisable in full immediately prior to the next regular annual meeting of the Company’s stockholders following such date of grant in the event such meeting occurs prior to such first anniversary date. Notwithstanding the foregoing, each Option granted under this Section 4(b)(ii) shall become vested if a Change in Control occurs with respect to the Company during the Optionee’s Service.

(iii) The Exercise Price of all Nonstatutory Options granted to an Outside Director under this Section 4(b) shall be equal to 100% of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Section 8(a), (b) or (d).

(iv) All Nonstatutory Options granted to an Outside Director under this Section 4(b) shall terminate on the earlier of (A) the day before the tenth anniversary of the date of grant of such Options or (B) the date twelve months after the termination of such Outside Director’s Service for any reason; provided, however, that any such Options that are not vested upon the termination of the Outside Director’s Service as a member of the Board of Directors for any reason shall terminate immediately and may not be exercised.

(c) Ten-Percent Stockholders.  An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.

(d) Attribution Rules.  For purposes of Section 4(b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries.

(e) Outstanding Stock.  For purposes of Section 4(b) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5.  STOCK SUBJECT TO PLAN.

(a) Basic Limitation.  Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed one million eight hundred forty-two thousand two hundred twenty (1,842,220) Shares (which amount includes an increase over the number of Shares originally subject to the Plan of 5% of the outstanding Shares on March 31, 2007, pursuant to (ii) below), plus an annual increase on the first day of each fiscal year during the term of the Plan, beginning April 1, 2007, in an amount equal to the lesser of (i) seven million (1,750,000) Shares (ii) 5% of the outstanding Shares on the last day of the immediately preceding year or (iii) an amount determined by the Board. The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 11. The number of Shares that are subject to Options or other Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b) Award Limitation.  Subject to the provisions of Section 11, no Participant may receive Options, SARs, Restricted Shares or Stock Units under the Plan in any calendar year that relate to more than one hundred eighty-seven thousand five hundred (187,500) Shares.

(c) Additional Shares.  If Restricted Shares or Shares issued upon the exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Shares shall again become

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available for Awards under the Plan. If Stock Units are settled, then only the number of Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 5(a) and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available in Section 5(a) and the balance shall again become available for Awards under the Plan.

SECTION 6.  RESTRICTED SHARES.

(a) Restricted Stock Agreement.  Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

(b) Payment for Awards.  Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services.

(c) Vesting.  Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares of thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

(d) Voting and Dividend Rights.  The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

(e) Restrictions on Transfer of Shares.  Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Stock Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7.  TERMS AND CONDITIONS OF OPTIONS.

(a) Stock Option Agreement.  Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee’s other compensation.

(b) Number of Shares.  Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 11.

(c) Exercise Price.  Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in 4(b), and the Exercise Price of an NSO shall not be less 85% of the Fair Market Value of a Share on the date of grant. Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 8.

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(d) Withholding Taxes.  As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(e) Exercisability and Term.  Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for Employees described in Section 4(b)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

(f) Exercise of Options.  Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee’s estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

(g) Effect of Change in Control.  The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

(h) No Rights as a Stockholder.  An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 11.

(i) Modification, Extension and Renewal of Options.  Within the limitations of the Plan, the Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different exercise price, or in return for the grant of the same or a different number of Shares. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially impair his or her rights or obligations under such Option.

(j) Restrictions on Transfer of Shares.  Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

(k) Buyout Provisions.  The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

SECTION 8.  PAYMENT FOR SHARES.

(a) General Rule.  The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(g) below.

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(b) Surrender of Stock.  To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

(c) Services Rendered.  At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(b).

(d) Cashless Exercise.  To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

(e) Exercise/Pledge.  To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

(f) Promissory Note.  To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note.

(g) Other Forms of Payment.  To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

(h) Limitations under Applicable Law.  Notwithstanding anything herein or in a Stock Option Agreement or Restricted Stock Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

SECTION 9.  STOCK APPRECIATION RIGHTS.

(a) SAR Agreement.  Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee’s other compensation.

(b) Number of Shares.  Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 11.

(c) Exercise Price.  Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

(d) Exercisability and Term.  Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

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(e) Effect of Change in Control.  The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

(f) Exercise of SARs.  Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

(g) Modification or Assumption of SARs.  Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, materially impair his or her rights or obligations under such SAR.

(h) Buyout Provisions.  The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents a SAR previously granted, or (b) authorize an Optionee to elect to cash out a SAR previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

SECTION 10.  STOCK UNITS.

(a) Stock Unit Agreement.  Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient’s other compensation.

(b) Payment for Awards.  To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

(c) Vesting Conditions.  Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company.

(d) Voting and Dividend Rights.  The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach.

(e) Form and Time of Settlement of Stock Units.  Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.

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(f) Death of Recipient.  Any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.

(g) Creditors’ Rights.  A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

SECTION 11.  ADJUSTMENT OF SHARES.

(a) Adjustments.  In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make equitable adjustments in one or more of:

(i) The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Section 5;

(ii) The limitations set forth in Sections 5(a) and (b);

(iii) The number of Shares covered by each outstanding Option and SAR;

(iv) The Exercise Price under each outstanding Option and SAR; or

(v) The number of Stock Units included in any prior Award which has not yet been settled.

Except as provided in this Section 11, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

(b) Dissolution or Liquidation.  To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

(c) Reorganizations.  In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for:

(i) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(ii) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(iii) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

(iv) Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

(v) Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

(d) Reservation of Rights.  Except as provided in this Section 11, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock

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2006 Stock Incentive Plan

of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 12.  DEFERRAL OF AWARDS.

(a) Committee Powers.  The Committee (in its sole discretion) may permit or require a Participant to:

(i) Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;

(ii) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

(iii) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

(b) General Rules.  A deferred compensation account established under this Section 12 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 12.

SECTION 13.  AWARDS UNDER OTHER PLANS.

The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under Section 5.

SECTION 14.  PAYMENT OF DIRECTOR’S FEES IN SECURITIES.

(a) Effective Date.  No provision of this Section 14 shall be effective unless and until the Board has determined to implement such provision.

(b) Elections to Receive NSOs, Restricted Shares or Stock Units.  An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Section 14 shall be filed with the Company on the prescribed form.

(c) Number and Terms of NSOs, Restricted Shares or Stock Units.  The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.

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2006 Stock Incentive Plan

SECTION 15.  LEGAL AND REGULATORY REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable. The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.

SECTION 16.  WITHHOLDING TAXES.

(a) General.  To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b) Share Withholding.  The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the legally required minimum tax withholding.

SECTION 17.  OTHER PROVISIONS APPLICABLE TO AWARDS.

(a) Transferability.  Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly provides otherwise, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will or the laws of descent and distribution; provided, however, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code. Any purported assignment, transfer or encumbrance in violation of this Section 17(a) shall be void and unenforceable against the Company.

(b) Qualifying Performance Criteria.  The number of Shares or other benefits granted, issued, retainable and/or vested under an Award may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group or index, in each case as specified by the Committee in the Award: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, or (p) market segment shares (“Qualifying Performance Criteria”). The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any

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2006 Stock Incentive Plan

extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in managements’ discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year. If applicable, the Committee shall determine the Qualifying Performance Criteria not later than the 90th day of the performance period, and shall determine and certify, for each Participant, the extent to which the Qualifying Performance Criteria have been met. The Committee may not in any event increase the amount of compensation payable under the Plan upon the attainment of a Qualifying Performance Goal to a Participant who is a “covered employee” within the meaning of Section 162(m) of the Code.

SECTION 18.  NO EMPLOYMENT RIGHTS.

No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.

SECTION 19.  DURATION AND AMENDMENTS.

(a) Term of the Plan.  The Plan, as set forth herein, shall terminate automatically on August 25, 2016 and may be terminated on any earlier date pursuant to Subsection (b) below.

(b) Right to Amend or Terminate the Plan.  The Board of Directors may amend or terminate the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.

(c) Effect of Termination.  No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.

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2006 Stock Incentive Plan

SECTION 20.  EXECUTION.

To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

OCULUS INNOVATIVE SCIENCES, INC.

By:	/s/ Robert Miller
Name:     Robert Miller

Title:	Chief Financial Officer

Oculus Innovative Sciences, Inc.
2006 Stock Incentive Plan

PROXY OCULUS INNOVATIVE SCIENCES, INC. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby authorizes HOJABR ALIMI or JAMES SCHUTZ, as Proxies with full power in each to act without the other and with the power of substitution in each, to represent and to vote all the shares of stick the undersigned is entitled to vote at the Annual Meeting of Stockholders of Oculus Innovative Sciences, Inc. (the “Company”) to be held at the offices of Marcum LLP, 655 Third Avenue 16th Floor New York, New York 10017 on Thursday, September 10, 2009 at 10 a.m. Eastern Daylight Time, or at any postponements or adjournments thereof, and instructs said Proxies to vote as follows. Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated the Proxies will have the authority to vote FOR the election of directors, FOR Proposals 2 and 3 and in accordance with the discretion of the Proxies on any other matters as may properly come before the Annual Meeting of Stockholders. PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. (Continued and to be voted on reverse side) Address Change/Comments (Mark the corresponding box on the reverse side) 5FOLD AND DETACH HERE5

Mark this box with an X if you have made changes to your name or address details above. PLEASE SEE REVERSE SIDE. The board of directors recommends a vote FOR the following FOR WITHHOLD proposals. FOR AGAINST ABSTAIN 1. The board of 2. To approve the directors recommends Amended and a vote FOR the Restated 2006 Stock listed nominees as Incentive Plan Class I directors 3. To ratify the for the Company to appointment of serve until the 2012 Marcum LLP as the Annual Meeting of Company’s Stockholders or Independent until their Registered Public successors are duly Accounting Firm. elected and 4. In their qualified. discretion, the Nominees: Proxies are 01 Robert Burlingame authorized to vote 02 Jim Schutz upon such other business as may properly come before the meeting or any postponement or adjournment thereof. WITHHOLD This proxy, when properly executed, will be voted in the manner directed herein by AUTHORITY to vote the undersigned stockholder. If no direction is given, this proxy will be voted for the following “FOR” the election of the directors listed in Proposal 1, “FOR” Proposals 2 and 3 and nominees: at in accordance with the discretion of the Proxies on any other matters as may properly come before the Annual Meeting of Stockholders. C. Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed. Signature(s) x Date , 2009 NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All join holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title. 5FOLD AND DETACH HERE5